Exhibit 10.10

AMENDMENT

TO SUBSCRIPTION AGREEMENT

THIS AMENDMENT TO SUBSCRIPTION AGREEMENT (this “Amendment”) is dated as of May 7, 2015 and is entered into by and among General Maritime Corporation (“GenMar”), OCM Marine Holdings TP, L.P. (“Holdings”) and the shareholders listed under the BlueMountain Heading on the signature pages hereto (the “Shareholders”), and is made with reference to that certain Subscription Agreement, dated as of November 1, 2012 by and among GenMar, Holdings and the Shareholders (the “Subscription Agreement”). Capitalized terms used, but not defined herein, shall have the meaning given in the Subscription Agreements.

RECITALS

WHEREAS, the parties to this Amendment (i) constitute the requisite parties to the Subscription Agreement required to amend the Subscription Agreement and (ii) desire to provide their written consent to amend and modify the Subscription Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO SUBSCRIPTION AGREEMENT

A.            Section 1.4 of the Subscription Agreement is hereby amended and restated in its entirety as follows:

“Equity Documents. At the Closing, the Company, Holdings, each Purchaser and each Purchaser Assignee, if any, shall each execute and deliver the Shareholders’ Agreement, substantially in the form attached hereto as Exhibit B, and the Company, Holdings, each Purchaser and each Purchaser Assignee, if any, shall execute and deliver a joinder to the Registration Agreement, substantially in the form attached hereto as Exhibit C (the “Joinder Agreement”). Notwithstanding anything to the contrary in the Shareholders’ Agreement or the Restated Charter, except in connection with an Approved Sale (as defined in the Restated Charter), and except as otherwise consented to by the Company (a) from the date hereof through the consummation of the first underwritten public offering by the Company registered under the Securities Act after May 17, 2012 (the “IPO”), no Purchaser and no Purchaser Assignee shall, and each of their respective transferees and any subsequent transferees shall not, directly or indirectly, transfer, sell, assign or otherwise dispose of any interest in any Company Shares to any Competitor and each transferee of any Company Shares shall, concurrent with and as a condition precedent to, any transfer of Company Shares, execute and deliver to the Company a joinder agreement to this Section 1.4, and (b) at any time following the consummation of the IPO, no Purchaser and no Purchaser Assignee shall, and each of their respective transferees and any subsequent transferees shall not, directly or indirectly, transfer, sell, assign or otherwise dispose of any interest in any Company Shares to any person known by Purchaser or Purchaser Assignee, as the case may be, to be a Competitor.”

B.            Section 4.6 of the Subscription Agreement is hereby amended by deleting the first paragraph thereof in its entirety and replacing it as follows:

“Legends.              The Purchaser understands that the Company Shares and any securities issued in respect of or exchange for the Company Shares, except as otherwise consented to by the Company, may bear one or all of the following legends:”

SECTION II. MISCELLANEOUS

A.    Reference to and Effect on the Subscription Agreement.

i.                  On and after the date hereof, each reference in the Subscription Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Subscription Agreement shall mean and be a reference to the Subscription Agreement as amended by this Amendment.

ii.               Except as specifically amended by this Amendment, the Subscription Agreement shall remain in full force and effect and is hereby ratified and confirmed.

B.            Consent. In addition to the other agreements set forth herein, by entering into this Amendment, the Shareholder consents, including pursuant to Section 8.10 of the Subscription Agreement, to any amendments, modifications or waivers of or in respect of the Subscription Agreement set forth herein. Entry by a person into this Amendment shall not be deemed to be an admission by any person that the Shareholder’s consent was needed for the effectiveness of this Amendment.

C.            Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

D.            Applicable Law, Miscellaneous. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTIONS 8.3 AND 8.11 OF THE SUBSCRIPTION AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AND MADE A PART HEREOF, MUTATIS MUTANDIS.

E.             Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, and all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment

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by facsimile or other electronic transmission (e.g., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered, all as of the date first set forth above.

COMPANY:

GENERAL MARITIME CORPORATION

By:	/s/ [Illegible]
Name:
Title:

[Signature Page to Amendment to Subscription Agreement]

HOLDINGS:

OCM MARINE HOLDINGS TP, L.P.

By: OCM Marine GP CTB, Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Amy Rice
Name:	Amy Rice
Title:	Senior Vice President

By:	/s/ Adam Pierce
Name:	Adam Pierce
Title:	Managing Director

[Signature Page to Amendment to Subscription Agreement]

BLUEMOUNTAIN SHAREHOLDERS:

BLUEMOUNTAIN KICKING HORSE FUND L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN CREDIT OPPORTUNITIES MASTER FUND I L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN LONG/SHORT CREDIT AND DISTRESSED REFLECTION FUND,
A SUB-FUND OF AAI BLUEMOUNTAIN FUND PLC
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND LP
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

[Signature Page to Amendment to Subscription Agreement]

BLUEMOUNTAIN DISTRESSED MASTER FUND L.P.
By: Blue Mountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN LONG/SHORT CREDIT MASTER FUND L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN STRATEGIC CREDIT MASTER FUND L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN TIMBERLINE LTD.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

[Signature Page to Amendment to Subscription Agreement]